Exhibit 99.2
USCB FINANCIAL HOLDINGS EARNINGS PRESENTATION
FOURTH QUARTER 2025 NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation
may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”
“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”
“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and
“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future
financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and potential future additional balance sheet restructuring. All numbers included in this presentation are unaudited unless otherwise noted. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.
Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the
strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses and deferred tax asset valuation allowance; the efficiency and effectiveness
of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;
adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry;
deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes, including the enactment
of the One Big Beautiful Bill, in accounting principles, policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”) standard;
the lack of a significantly diversified loan portfolio and our concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in
loans secured by real estate, in particular, commercial real estate;
the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;
inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs, retaliatory tariffs and trade restrictions; the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or fourth-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission
(“SEC”). All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,
you are cautioned not to place undue reliance on any forward-looking statements.
Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB
Financial Holdings, Inc. has filed or will file with the SEC. Non-GAAP
Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management
has included these non-GAAP financial measures because
it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance
measures should be viewed in addition to, and not as an alternative to or substitu te for, measures determined in accordance with GAAP, and
are not necessarily comparable to non-GAAP measures
that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP
measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. 2

CAPITAL/ CREDIT PROFITABILITY GROWTH The Company
executed a portfolio restructuring strategy which resulted in a sale of $44.6 million of its lower-yielding available-for sale securities for an after-tax loss of ($5.6) million or ($0.31) fully diluted EPS in the quarter. On January 20, 2026, the Company’s Board
of Directors declared a quarterly cash dividend of $0.125 per share on the Company’s Class A common stock, representing
a 25% increase from the prior quarter. The dividend will be payable on March 5, 2026, to shareholders of record as of the close of business on February 17, 2026. Total stockholders' equity increased
by $1.8 million or 0.8% to $217.2 million at December 31, 2025, compared to December 31, 2024. Fully diluted EPS was $0.07 for the
fourth quarter, reflecting an after-tax impact of ($0.31) per diluted share from a previously disclosed portfolio restructuring strategy, and an additional ($0.06) per diluted share related to a tax liability expense from prior periods. Excluding the impact of these items, operating diluted EPS(1) (non-GAAP financial measure) for the quarter
ended December 31, 2025, was $0.44, consistent with the prior quarter.
Net income was $1.4 million or $0.07 per diluted share compared to $6.9 million or $0.34 per diluted share for the fourth quarter
2024. Operating net income (1) was $8.1 million compared to $6.9 million for the fourth quarter 2024. Net interest income before provision for credit losses increased $2.8 million or 14.7% to $22.2 million for the quarter compared to the fourth quarter 2024. Average deposits increased by $314.6 million or 14.7% compared to the fourth quarter 2024. Average loans increased $172.3 million or 8.8% compared to the fourth quarter 2024. Liquidity sources as of December
31, 2025, aggregated $670.0 million in on-balance sheet and off-balance sheet sources. Tangible book value per common share(1) (non-
GAAP financial measure) at December 31, 2025, increased $1.16 or
10.8% to $11.97, compared to $10.81 at December 31, 2024. TBV per share at December 31, 2025, included an AOCI impact of ($1.67)
and at December 31, 2024 ($2.24). Q4 2025 HIGHLIGHTS (1) Non
-GAAP financial measure. See reconciliation in this presentation.
3

HISTORICAL FINANCIALS ` EOP for Balance Sheet amounts Loans
In millions $735 $2,189 2016 2017 2018 2019 2020 2021 2022
2023 2024 Q4 2015 Deposits In millions $782 $2,345 2016 2017 2018
2019 2020 2021 2022 2023 2024 Q4 2015 Total Stockholders’
Equity In millions $86 $217 2016 2017 2018 2019 2020 2021 2022
2023 2024 Q4 2015 ACL/Total Loans 1.17% 1.16% 2016 2017
2018 2019 2020 2021 2022 2023 2024 Q4 2015 Net charge-offs
(recoveries) In thousands 1.58% 0.14% 2016 2017 2018 2019 2020
2021 2022 2023 2024 Q4 2015 Nonperforming Assets/Total Assets
($1,019) $689 2016 2017 2018 2019 2020 2021 2022 2023 2024
Q4 2015 Net Interest Income In millions $30 $84 2016 2017 2018
2019 2020 2021 2022 2023 2024 Q4 2015 Efficiency ratio
94.15% 79.18% 2016 2017 2018 2019 2020 2021 2022 2023 2024
Q4 2015 PTPP ROAA 0.24% 0.53% 2016 2017 2018 2019 2020
2021 2022 2023 2024 Q4 2015 (1) Loan amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods beginning January 1, 2023, and the incurred
loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation in this presentation. 4

FINANCIAL RESULTS Balance Sheet (EOP) Income Statement
Q4 2025 Q3 2025 Q4 2024 Total Securities $461,431 $480,544
$424,915 Total Loans (1) $2,189,257 $2,130,966 $1,972,848
Total Assets $2,791,540 $2,767,945 $2,581,216 Total
Deposits $2,345,080 $2,455,614 $2,174,004 Total Equity
(2) $217,183 $209,095 $215,388 Net Interest Income $22,207
$21,274 $19,358 Non-Interest Income ($4,178) $3,684 $3,627 Total
Revenue (3) $18,029 $24,958 $22,985 Provision for Credit Losses
$480 $105 $1,030 Non-Interest Expense $14,275 $13,048 $12,854
Net Income $1,363 $8,939 $6,904 Diluted Earning Per
Share (EPS) $0.07 $0.45 $0.34 Operating Diluted Earnings Per Share
(4) $0.44 $0.45 $0.34 Weighted Average Diluted Shares
18,348,725 19,755,820 20,183,731 (1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated other comprehensive loss of $30.3 million for Q4 2025, $37.8 million for Q3 2025, and $44.5 million for Q4 2024. (3) Equals net interest income plus non-interest income. (4) Non-GAAP financial measures. See
reconciliation in this presentation In thousands (except per share data) 5

KEY PERFORMANCE INDICATORS In thousands (except
for TBV/share) Q4 2025 Q3 2025 Q4 2024 GROWTH PROFITABILITY
CAPITAL/CREDIT Total Assets (EOP) $2,791,540 $2,767,945
$2,581,216 Total Loans (EOP) (1) $2,189,257 $2,130,966
$1,972,848 Total Deposits (EOP) $2,345,080 $2,455,614 $2,174,004
Tangible Book Value/Share (2)(3) $11.97 $11.55
$10.81 Operating Return On Average Assets (2)(4) 1.14%
1.27% 1.08% Operating Return On Average Equity (2)(4)
15.05% 15.78% 12.73% Net Interest Margin (4) 3.27% 3.14%
3.16% Operating Efficiency Ratio (2) 55.92% 52.22% 55.92%
Non-Interest Expense/Avg. Assets (4) 2.02% 1.85% 2.01%
Tangible Common Equity/Tangible Assets (2) 7.78% 7.55%
8.34% Total Risk-Based Capital (5) 13.91% 14.20% 13.51%
NCO/Avg Loans (4) 0.00% 0.00% 0.00% NPA/Assets
0.11% 0.05% 0.10% Allowance for Credit Losses/Loans
1.16% 1.17% 1.22% (1) Loan amounts include deferred fees/costs.
(2) Non-GAAP financial measures. See reconciliation in this presentation.
(3) AOCI effect on tangible book value per share was
($1.67) for Q4 2025, ($2.09) for Q3 2025 and ($2.24) for Q4 2024. (4)
Annualized. (5) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject to regulatory capital
requirements. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $2,139
$2,215 $2,291 $2,457 $2,453 $341 $400 $452 $520 $507 $1,156
$1,199 $1,212 $1,320 $1,290 $51 $53 $47 $47 $50 $591 $563 $580
$570 $596 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Non-interest
-bearing demand deposits Interest-bearing checking deposits Money market and savings Time deposits Deposit Cost 2.48% 3.43%
2.49% 3.34% 2.46% 3.29% 2.53% 3.29% 2.28% 3.02% Q4 2024 Q1
2025 Q2 2025 Q3 2025 Q4 2025 Deposit Costs Interest-Bearing Deposit
Cost Commentary Average deposits decreased $3.9 million compared to the prior quarter and increased $314.6 million or 14.7% compared to the fourth quarter 2024. DDA average balance increased
$26.4 million compared to prior quarter. DDAs comprised 24.3% of total average deposits for the fourth quarter 2025. Interest-bearing deposit costs decreased 27 bps to 3.02% compared to 3.29% for the prior quarter and decreased 41 bps compared to the fourth quarter
2024. Total deposit cost decreased 25 bps compared to prior quarter, and 20 bps compared to fourth quarter 2024. (1) Reflects effect of non-interest-bearing deposits. 7

LOAN PORTFOLIO Total Loans (AVG) In millions
6.25% 6.17% 6.23% 6.21% 6.16% $1,959 $1,987 $2,057 $2,099
$2,131 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Loans Loan Yields
Gross Total Loans (EOP) (1) $1,965 $2,029 $2,106 $2,125
$2,183 $198 $219 $218 $208 $207 $82 $103 $110 $105
$128 $258 $256 $264 $269 $296 $298 $301 $307 $317 $308 $1,128
$1,150 $1,207 $1,226 $1,245 Q4 2024 Q1 2025 Q2 2025 Q3 2025
Q4 2025 Commercial real estate Residential real estate Commercial and industrial Correspondent banks Consumer and other Commentary
Average loans increased $31.9 million or 6.02% annualized
compared to prior quarter and $172.3 million or 8.8% compared to fourth quarter 2024. Loan yield declined slightly to 6.16% in Q4
2025, driven by the Federal Reserve rate cuts in the third and fourth quarters of 2025 and lower yields on new loan production. Approximately
43% of fourth quarter originations consisted of correspondent banking loans—short‑term trade‑finance facilities tied to SOFR. Excluding correspondent banking production, the yield on new loans for the fourth quarter was 6.43%. (1) Excludes deferred fees/cost.
8

LOAN PRODUCTION Net Loan Production Trend In millions,
except for ratios 7.14% 6.67% 7.12% 6.43% 5.93% $161 $123 $182
$119 $187 $110 $132 $113 $196 $137 Q4 2024 Q1
2025 Q2 2025 Q3 2025 Q4 2025 Loan Production/Line Change
Loan Amortization/payoffs New loans weighted average
coupon Loan Composition Trend EOP In millions, except for ratios $948
$2,183 28% 14% 63% 57% 9% 29% Jun-20 Dec-25 Residential
real estate Commercial real estate Real estate Loans Commercial and industrial, Correspondent banks, and Consumer and other (1)
Excluded deferred fees/cost. Commentary $196.0 million in gross loan production during the fourth quarter of 2025. Of this total,
$83.5 million or 43% consisted of correspondent banking loans, which carried a new‑loan yield of 5.26%. Excluding correspondent
banking production, the yield on new loans for the quarter was
6.43%. Total loan production for 2025 was $697 million.
Continued loan composition shift from real estate loans to non-CRE loans further diversifies our loan portfolio. 9

BUSINESS VERTICALS Differentiated Banking Product Offerings
and Services Private Client Group (1) $305MM Deposits Association
Banking $146MM Deposits / $126MM Loans Deposit aggregating
focus/strategy. Tailored products & services for professionals, professional firms, business owners, and affluent individuals and their families. PCG also provides concierge-level banking service for the legal and healthcare sectors delivering financial solutions designed specifically for these professionals. Deposit aggregating focus/strategy Banking for Homeowner Associations and Property
Managers. Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing. Significant lending capacity to target large
credits. Yacht Lending $204MM Loans Yacht financing
for larger vessels, transaction range is $750k -$7.5MM.
Brokered oriented business, 3 vendor approved brokers. Member of the
National Marine Lenders Association. Launched this new vertical in 2022. Balances as of December 31, 2025. Gain on sale of loans reflects year-to-date amount for 2025. (1) Effective 3rd quarter
2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for PCG reflect
the full scope of the business unit, rather than select sectors as previously reported. When evaluating period-over-period trends,
please consider this expanded scope. Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht lending and global banking services Correspondent
Banking $235MM Deposits / $129MM Loans Comprehensive
range of both domestic and
international services with the latest in technology to ensure quick processing.
Focus on Caribbean and Latin American countries. Correspondent banking services include letters of credit, foreign collections, wire transfers, ForEx and trade finance. SBA / Small Business Lending $49MM
Loans/$1MM Gain on Sale of Loans Relationship-oriented business focused on delivering fast loan commitments to small and
medium-sized enterprises. Predominately small business line of credits and CD secured loans. Affordable SBA loan provider.
Approved by the SBA to participate in the Preferred Lenders
Program. Balances as of December 31, 2025. Gain on sale of loans reflects year-to-date amount for 2025. (1) Effective 3rd quarter 2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for
PCG reflect the full scope of the business unit, rather than select sectors as previously reported. When evaluating period-over-period trends, please consider this expanded scope. 10

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands
(except ratios) 3.16% 3.10% 3.28% 3.14% 3.27% $19,358 $19,115
$21,039 $21,274 $22,027 Q4 2024 Q1 2025 Q2 2025 Q3 2025
Q4 2025 Net Interest Income NIM Interest-Earning Assets
Mix (AVG) 2% 3% 2% 4% 3% 18% 17% 18% 18% 18%
80% 80% 80% 78% 79% Q4 2024 Q1 2025 Q2 2025 Q3 2025
Q4 2025 Total Loans Investment Securities Cash Balance
& Equivalents Commentary Net interest income increased $933 thousand or 17.4% annualized compared to the prior quarter and
increased $2.8 million or 14.7% compared to fourth quarter 2024. NIM improved 13 bps compared to prior quarter and 11 bps compared to fourth quarter 2024. The Company executed a portfolio restructuring strategy which resulted in a sale of $44.6 million of available-for-sale securities with a weighted average yield of 1.70%. Interest Rates and Yields Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Loans
6.25% 6.17% 6.23% 6.21% 6.16% Investment securities 2.63% 2.81%
3.06% 3.03% 3.01% Interest-earning assets 5.57% 5.51% 5.64%
5.56% 5.54% Deposits (2) 2.48% 2.49% 2.46% 2.53% 2.28% Interest
-bearing liabilities 3.47% 3.37% 3.32% 3.34% 3.14% (1) Annualized.
(2) Reflects effects of non-interest-bearing deposits. 11

INTEREST RATE SENSITIVITY Loan Portfolio Repricing
Profile by Rate Type Hybrid ARM 2% Fixed Rate 39% Variable
Rate 59% 34% 9% 57% Prime CMT SOFR 19% 52% 19% 10%
0-1 yrs. 1-2 yrs. 2-3 yrs. >3 y rs. Loan Repricing Schedule Variable/Hybrid
Rate Loans Static NII Simulation Year 1 & 2 Net Interest Income
change from base ($ in thousands and % change) Year
1 Year 2 3.9% +100 -3.6% +100 -100 -0.2% 0.1% +100 12

SECURITIES PORTFOLIO

EOP for Balance Sheet amounts, in millions

Portfolio Composition



CMO
MBS
CMBS
SBA
Agency
Municipalities
Corporate
Bank Subordinated Debt
28%
14%
40%
7%
5%
2%
3%

Commentary

Securities portfolio totaled $461.4 million; 67% of the portfolio is classified as AFS, while 33% is classified as HTM.

The modified duration is 5.2 and the average life is 6.2 years. Duration has increased because we have purchased longer-duration bonds to protect the balance sheet from expected lower interest rates.

We expect to receive $68.2 million from the securities portfolio in 2026, at current rates; these cashflows will support loan growth and/or deposit volatility.

If rates drop 100 bps, we expect to receive $87.7 million.

77% of the portfolio is invested in agency mortgage-backed securities, boosting liquidity.

Securities Portfolio Key Metrics

Metrics	as of 12/31/2025	
Securities portfolio	$	461.4
AFS as % of portfolio		67%
HTM as % of portfolio		33%
Qtr. weighted avg. port. yield		3.01%
Average life		6.2
Modified duration		5.2

Estimated Short Term Cashflows

	-100	Base	+100
2026	$87.7	$68.2	$63.3
2027	$63.8	$57.0	$51.9
2028	$48.7	$47.6	$44.5
Total Cashflow	**$200.2**	**$172.8**	**$159.7**
Total Cashflow / Total Portfolio	**38%**	**33%**	**31%**

13

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.22% 1.22% 1.18% 1.17% 1.16% $24,070 $24,740 $24,933 $24,964
$25,500 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Allowance
for credit losses ACL/Total loans Non-performing Loans In
thousands (except ratios) 0.14% 0.20% 0.06% 0.06% 0.14% $2,707
$4,156 $1,366 $1,310 $3,138 Q4 2024 Q1 2025 Q2 2025 Q3 2025
Q4 2025 Non-accrual loans Non-performing loans to total loans
Commentary Allowance for credit losses increased $536 thousand compared to prior quarter and $1.4 million compared to fourth quarter 2024. ACL coverage ratio decreased 1 bps to 1.16% compared to prior quarter.
Non‑performing loans increased by $1.8 million from the prior quarter. The non‑performing loans‑to‑total loans ratio remains a low 0.14%, reflecting the continued strong credit quality of the portfolio. Classified Loans (1) to Total Loans 0.37%
0.44% 0.27% 0.22% 0.29% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4
2025 (1) Loans classified as substandard at period end. No loans classified doubtful at any of the dates presented. 14

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real
estate 14% CRE Owner occupied 9% CRE – Non-owner occupied
48% Commercial and industrial 14% Correspondent banks 6%
Consumer and other 9% $2,183 MM Commentary Total loan
balance at quarter end was $2,183 million (1). Commercial Real
Estate (owner occupied and non-owner occupied) was 57.0% or
$1,245 million of the total loan portfolio(1). CRE mix is diversified and granular. Retail non-owner occupied makes up 26%
of total CRE or $320.1 million. CRE Loan Portfolio (non-owner occupied and owner occupied) CRE Loan Mix Other 3% Retail 26%
Multifamily 20% Cre-Owner Occupied 15% Office 10%
Warehouse 11% Hotels 9% Land/Construction 6% $1,245MM
CRE Loan Portfolio (non-owner occupied and owner occupied)
Weighted Average Loan Type Outstanding Balance
(1) LTV (2) DSCR (3) Average Loan Size (1) Retail
$331 57% 1.52 $3.0 Multifamily $252 57% 1.36 $1.8 Office
$208 53% 1.97 $1.6 Warehouse $194 57% 2.09 $1.6 Hotel $117
56% 2.07 $4.3 Other $70 59% 1.90 $1.8 Land/Construction
$73 46% NA $3.3 $2,183 MM (1) As of 12/31/25 (1) Excludes
deferred fees/cost (2) Includes loan types: office, warehouse, retail, and other (1) Balance in millions. Excludes deferred fees/cost. (2) LTV - Loan to value ratio. (3) DSCR - Debt service coverage ratio. 15

NON-INTEREST INCOME In thousands (except ratios) Q4 2025 Q3
2025 Q2 2025 Q1 2025 Q4 2024 Total service fees
$2,209 $2,661 $ 2,402 $2,331 $2,667 Wire fees $656 $647 $604 $570
$587 Swap fees $449 $790 $428 $93 $1,076 Other $1,104 $1,224
$1,370 $1,668 $1,004 Loss on sale of securities available for sale ($7,498) ($28) - - - Gain on sale of loans held for sale $197 $128
$151 $525 $154 Other income $914 $923 $817 $860 $806 Total
non-interest income ($4,178) $3,684 $3,370 $3,716 $3,627 Average total assets $2,799,863 $2,798,115 $2,677,198 $2,606,593 $2,544,592
Non-interest income/Average assets (1) (0.59%) 0.52% 0.50%
0.58% 0.57% Commentary The Company executed a portfolio
restructuring strategy which resulted in a sale of $44.6 million of its lower-yielding available-for sale securities for a loss of ($7.5) million
.
Proceeds from the sale were reinvested into loans at quarter
-end. Excluding the security loss, non-interest income was $3.3 million for fourth quarter 2025, consistent with prior quarters. Gain on sale of SBA 7a loans represented $197 thousand for the fourth quarter 2025. Non-interest income excluding the securities loss was
13.0% of total revenue for fourth quarter 2025. (1) Annualized.
16

NON-INTEREST EXPENSE

In thousands (except ratios)

	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Salaries and employee benefits	$8,668	$7,909	$7,954	$7,636	$7,930
Occupancy	1,327	1,382	1,337	1,284	1,337
Regulatory assessments and fees	443	377	396	421	405
Consulting and legal fees	900	585	263	193	552
Network and information technology services	599	656	564	505	494
Other operating expense	2,338	2,139	2,120	2,013	2,136
Total non-interest expense	**$14,275**	**$13,048**	**$12,634**	**$12,052**	**$12,854**
Operating efficiency ratio (1)	55.92%	52.22%	51.77%	52.79%	55.92%
Non-interest expense/Average assets (2)	2.02%	1.85%	1.89%	1.88%	2.01%
Full-time equivalent employees	205	206	203	201	199

Commentary

Salaries and benefits increased $759 thousand compared to the prior quarter, primarily driven by a new bonus plan for non-management personnel and enhancements to sales incentives and retention programs. The $759 thousand represents an annual expense and will be accrued monthly based on performance in the future periods.

Consulting and legal fees increased $275 thousand from the prior quarter due to non-routine expenses associated with the universal shelf offering and share repurchase transaction.

Other operating expense increased $137 thousand primarily due to forced-placed insurance related to borrowers. The Company expects to receive reimbursement in the coming quarters.

(1) Non-GAAP financial measures. See reconciliation in this presentation.
(2) Annualized.

17

CAPITAL Capital Ratios (1) Q3 2025 Q4 2024 Well-
Capitalized Leverage Ratio TCE/TA (2) Tier 1 Risk-Based
Capital Total Risk-Based Capital AOCI In Millions 8.47%
7.55% 11.17% 14.20% ($37.8) 9.53% 8.34% 12.28% 13.51%
($44.5) 5.00% NA 8.00% 10.00% Q3 2025 Commentary On
January 20, 2026, the Company’s Board of Directors declared
a quarterly cash dividend of $0.125 per share on the Company’s
Class A common stock, representing a 25% increase from
the prior quarter. The dividend will be payable on March 5, 2026, to shareholders of record as of the close of business on February 17, 2026.
Q4 2025 EOP common stock shares outstanding: 18,137,885. AOCI improved by $7.5 million from prior quarter mainly due to execution of the portfolio restructuring strategy in December of 2025. (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company
is not subject to regulatory capital requirements. (2) Non-GAAP financial measures. See reconciliation in this presentation. 18

TAKEAWAYS USCB FINANCIAL HOLDINGS
1. Leading franchise located in one of the most attractive banking markets in U.S. 2. Scarcity value in the Miami MSA 3. Robust capital position with regulatory ratios well in excess of “well capitalized"
threshold 4. Low risk, commercially oriented loan portfolio 5.
Demonstrated profitability profile since 2015 recap further
improved by current management team 6. Strong asset quality - minimal charge
-offs experienced since 2015 recap 7. Attractive deposit base driven by steady growth in specialized verticals 8. Balanced liquidity profile with a 93% loan/deposit ratio (EOP) 19

APPENDIX - NON-GAAP RECONCILIATION In thousands
(except ratios) As of or For the Three Months Ended 12/31/2025
9/30/2025 6/30/2025 3/31/2025 12/31/2024 Pre-tax pre-provision ("PTPP)
income: Net income (1) S 1,363 S 8,939 S 8,140 S 7,658 S 6,904
Rus: Income tax expense Uurc- LrArclen rar AreEr
Accac 1,911 A00 2,866 10 2,599 1 021 2,440 £01 2,197 1 020 do. I.I VYIIU.
Ul LIcUlllUooco PTPPincome $ TO. 3,754 $ 1V. 11,910
$ 1 2U 1 11,770 $ 0C 1 10,779 $ 1 2UU 10,131 PTPP return on average assets: (1) PTPP income Average assets $ 3,754 S 2,799,863
$ 11,910 S 2,798,115 $ 11,770 S 2,677,198 $ 10,779 S
2,606,593 $ 10,131 S 2,544,592 PTPP return on average
assets (2) 0.53% 1.69% 1.76% 1.68% 158% Operating net income: (1)
Net income S 1,363 $ 8,939 $ 8,140 $ 7,658 $ 6,904 Less: Net losses on sale of securities (7,498) (28) - - - Less: Tax effect on sale of securities 1,900 7 - - - Rus: Tax liability expense from
prior periods (3) 1,096 - - - - Operating net income $ 8,057
$ 8,960 $ 8,140 $ 7,658 $ 6,904 Operating return on average
assets: (1) Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Average assets S 2,799,863 S 2,798,115 S 2,677,198
S 2,606,593 S 2,544,592 Operating net income return on average assets (2) 1.14% 1.27% 1.22% 1.19% 1.08% Operating return on average equity: (1) Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Average equity $ 212,393 $ 225,316 $ 228,492 $ 219,505
$ 215,715 Operating net income return on average equity (2)
15.05% 15.78% 14.29% 14.15% 12.73% Operating revenue: (1)
Net interest income S 22,207 S 21,274 S 21,034 S 19,115 S
19,358 Non-interest income (4,178) 3,684 3,370 3,716 3,627 Less: Net losses on sale of securities Operating revenue g (7,498) 2F F97 g (28)
2A Q2F g 2AA0A g 29 831 c 99 Q95 2 — " " -------------
" — 2.71 " — 7.111 Operating efficiency ratio: (1) Total non-
interest expense $ 14,275 $ 13,048 $ 12,634 $ 12,052 $ 12,854 Operating
revenue S 25,527 S 24,986 S 24,404 S 22,831 S 22,985 Operating
efficiency ratio 55.92% 52.22% 51.77% 52.79% 55.92% 1. The
Company believes these non-GAAP financial measurements are
key indicators of the ongoing earnings pow er of the Company.
2. Excludes the dilutive effect,
if any, of shares of common stock Issuable upon exercise
of outstanding stock options. 3. Since the Company has no intangible assets, tangible stockholders’ equity and tangible total assets are the same amounts as stockholders’ equity and total assets, respectively, as calculated under GAAP. 20

APPENDIX - NON-GAAP RECONCILIATION In thousands
(except ratios and share data) As of or For the Three Months Ended
12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024 Tangible
book value per common share (at period-end): (1) Total stockholders’
equity $ 217,183 $ 209,095 $ 231,583 $ 225,088 $ 215,388 Less:
Intangible assets - - - - - Tangible stockholders’ equity S 217,183
S 209,095 S 231,583 S 225,088 S 215,388 Total shares issued
and outstanding (at period-end): Total common shares issued
and outstanding 18,137,885 18,107,385 20,078,385 20,048,385
19,924,632 Tangible book value per common share
(2) S 11.97 $ 11.55 $ 11.53 $ 11.23 $ 10.81 Operating diluted net income per common share: (1) Operating net income 3 8,057
3 8,960 3 8,140 3 7,608 3 6,904 Total weighted average
diluted shares of common stock 18,348,725 19,755,820 20,295,794 20,319,535
20,183,731 Operating diluted net income per common share: $ 0.44 $
0.45 $ 0.40 $ 0.38 $ 0.34 Tangible Com m on Equity/Tangible
Assets (1) Tangible stockholders’ equity $ 217,183 $ 209,095
$ 231,583 $ 225,088 $ 215,388 Tangible total assets (3)
$ 2,791,540 $ 2,767,945 $ 2,719,474 $ 2,677,382 $ 2,581,216 Tangible
Common Equity/Tangible Assets 7.78% 7.55% 8.52% 8.41% 8.34%
1. The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company.
2. Excludes the dilutive effect if any, of shares of common
stock Issuable upon exercise of outstanding stock options. 3.
Since the Company has no intangible assets, tangible stockholders’
equity and tangible total assets are the same amounts as stockholders’
equity and total assets, respectively, as calculated under GAAP.
21

CONTACT INFORMATION LOU DE LA AGUILERA
Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com
ROB ANDERSON EVP, Chief Financial Officer (305)
715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS
InvestorRelations@uscentury.com 22